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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  September 6, 2005


                                    PPOL,INC.
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                 000-50065                  95-4436774
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of organization)             File Number)          Identification Number)

      1 City Boulevard West, Suite 820                           92868
             Orange, California                               (Zip Code)
  (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 937-3211


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.

On September 6, 2006, the NASD informed PPOL, Inc. (the "Company") that its securities will be removed effective immediately from the OTC Bulletin Board ("OTCBB"). Pursuant to NASD Rule 6530(e), the Company's securities are not eligible for quotation on the OTCBB for a period of one year, because the Company has been delinquent three times in the past 24 months in its reporting obligations under the Securities Exchange Act of 1934, as amended. The Company is presently delinquent in filing its annual report for the fiscal year ended March 31, 2006, which was due to be filed with the Securities and Exchange Commission ("SEC") on June 29, 2006, and is delinquent in filing its quarterly report for the quarter ended June 30, 2006, which was due to be filed with the SEC on August 14, 2006. Following the removal of the Company's securities from the OTCBB, its securities shall not be eligible for quotation until the Company has timely filed in a complete form all required annual and quarterly reports due in a one-year period.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 8, 2006

                                     PPOL, Inc.


                                     By: /s/ Richard Izumi
                                         -------------------------------------
                                         Richard Izumi
                                         Chief Financial Officer and Secretary